EX-99.B-77Q1(a)

                             ARTICLES OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                                W&R FUNDS, INC.

     Pursuant to Sections 2-105, 2-605 and 2-607 of the Maryland General Corporation Law, W&R Funds, Inc. (the "Corporation"), a Maryland corporation, having its principal office in Baltimore, Maryland, hereby adopts the following Articles of Amendment to the Corporation's Articles of Incorporation, as previously supplemented and amended ("Articles of Incorporation"):

     FIRST:  The Articles of Incorporation of the Corporation are hereby amended, effective October 2, 2000, by striking out the third paragraph of
Section 5.1 of Article FIFTH and inserting in lieu thereof the following:

     The Series of Shares of the Corporation and the Classes thereof, and the number of Shares set forth for each such Series and the Classes thereof, shall be designated as follows:

               Class                                        Shares

     W&R Asset Strategy Fund, Class A Shares            50,000,000 shares
     W&R Asset Strategy Fund, Class B Shares            50,000,000 shares
     W&R Asset Strategy Fund, Class C Shares            50,000,000 shares
     W&R Asset Strategy Fund, Class Y Shares            50,000,000 shares
     W&R Core Equity Fund, Class A Shares               50,000,000 shares
     W&R Core Equity Fund, Class B Shares               50,000,000 shares
     W&R Core Equity Fund, Class C Shares              250,000,000 shares
     W&R Core Equity Fund, Class Y Shares               50,000,000 shares
     W&R High Income Fund, Class A Shares               50,000,000 shares
     W&R High Income Fund, Class B Shares               50,000,000 shares
     W&R High Income Fund, Class C Shares               50,000,000 shares
     W&R High Income Fund, Class Y Shares               50,000,000 shares
     W&R International Growth Fund, Class A Shares 50,000,000 shares W&R International Growth Fund, Class B Shares 50,000,000 shares W&R International Growth Fund, Class C Shares 250,000,000 shares W&R International Growth Fund, Class Y Shares 50,000,000 shares
     W&R Large Cap Growth Fund, Class A Shares          50,000,000 shares
     W&R Large Cap Growth Fund, Class B Shares          50,000,000 shares
     W&R Large Cap Growth Fund, Class C Shares         250,000,000 shares
     W&R Large Cap Growth Fund, Class Y Shares          50,000,000 shares
     W&R Limited-Term Bond Fund, Class A Shares         50,000,000 shares
     W&R Limited-Term Bond Fund, Class B Shares         50,000,000 shares
     W&R Limited-Term Bond Fund, Class C Shares         50,000,000 shares
     W&R Limited-Term Bond Fund, Class Y Shares         50,000,000 shares
     W&R Mid Cap Growth Fund, Class A Shares            50,000,000 shares
     W&R Mid Cap Growth Fund, Class B Shares            50,000,000 shares
     W&R Mid Cap Growth Fund, Class C Shares           250,000,000 shares
     W&R Mid Cap Growth Fund, Class Y Shares            50,000,000 shares
     W&R Money Market Fund, Class A Shares              50,000,000 shares
     W&R Money Market Fund, Class B Shares              50,000,000 shares
     W&R Money Market Fund, Class C Shares             250,000,000 shares
     W&R Municipal Bond Fund, Class A Shares            50,000,000 shares
     W&R Municipal Bond Fund, Class B Shares            50,000,000 shares
     W&R Municipal Bond Fund, Class C Shares            50,000,000 shares
     W&R Municipal Bond Fund, Class Y Shares            50,000,000 shares
     W&R Science and Technology Fund, Class A Shares 50,000,000 shares W&R Science and Technology Fund, Class B Shares 50,000,000 shares W&R Science and Technology Fund, Class C Shares 250,000,000 shares W&R Science and Technology Fund, Class Y Shares 50,000,000 shares
     W&R Small Cap Growth Fund, Class A Shares          50,000,000 shares
     W&R Small Cap Growth Fund, Class B Shares          50,000,000 shares
     W&R Small Cap Growth Fund, Class C Shares         250,000,000 shares
     W&R Small Cap Growth Fund, Class Y Shares          50,000,000 shares
     W&R Tax-Managed Equity Fund, Class A Shares        50,000,000 shares
     W&R Tax-Managed Equity Fund, Class B Shares        50,000,000 shares
     W&R Tax-Managed Equity Fund, Class C Shares       250,000,000 shares
     W&R Tax-Managed Equity Fund, Class Y Shares        50,000,000 shares

     SECOND: The amendments contained herein were approved by a majority of the Board of Directors of the Corporation and are limited to changes permitted by
Section 2-605(a)(4) of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

     THIRD:  The Corporation is registered with the Securities and Exchange

Commission as an open-end investment company under the Investment Company Act of 1940, as amended.

     IN WITNESS WHEREOF, the undersigned President of the Corporation hereby executes these Articles of Amendment on behalf of the Corporation this 5th day of September, 2000.

                                   W&R Funds, Inc.

     (Corporate Seal)

                                   /s/Robert L. Hechler
                                   ---------------------------
                                   Robert L. Hechler, President

Attest:   /s/Kristen A. Richards
          -----------------------
          Kristen A. Richards, Secretary


     The undersigned, President of W&R Funds, Inc. who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                              By:  /s/Robert L. Hechler
                                   --------------------------
                                   Robert L. Hechler, President